UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2014

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Tekmira Pharmaceuticals Corporation
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34949	980597776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100-8900 Glenlyon Parkway Burnaby, British Columbia Canada	V5J 5J8
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (604) 419-3200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INCORPORATION BY REFERENCE

Exhibit 99.1 to this Form 8-K is hereby incorporated by reference as an exhibit to the registration statement on Form F-10 (File No. 333-194068) of Tekmira Pharmaceuticals Corporation.

Item 8.01. Other Events.

On April 8, 2014 the Registrant issued its Notice of Annual General and Special Meeting of Shareholders and Management Proxy Circular and Proxy Statement, Form of Proxy, Notice of Internet Availability of Proxy Materials and Request for Financial Statements Form, copies of which are attached hereto as Exhibits and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description
99.1	Notice of Annual General and Special Meeting of Shareholders and Management Proxy Circular and Proxy Statement dated March 26, 2014
99.2	Form of Proxy
99.3	Notice of Internet Availability of Proxy Materials
99.4	Request for Financial Statements Form

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekmira Pharmaceuticals
(Registrant)

April 8, 2014	/s/ BRUCE G. COUSINS
(Date)	Bruce G. Cousins Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Notice of Annual General and Special Meeting of Shareholders and Management Proxy Circular and Proxy Statement dated March 26, 2014
99.2	Form of Proxy
99.3	Notice of Internet Availability of Proxy Materials
99.4	Request for Financial Statements Form